Exhibit 99.1

Allurion, a Global Leader in Weight Loss Technology, to Become Publicly Listed Through
Business Combination with Compute Health Acquisition Corp.

●	Allurion has created the world’s first full stack weight-loss platform featuring the Allurion Gastric Balloon, the world’s first and only swallowable, procedure-less gastric balloon for weight loss and has seen revenues increase 100% year over year from 2016 to 2021

●	Allurion’s technology platform includes the Allurion Virtual Care Suite, a cutting-edge digital therapeutic that combines AI-powered remote patient monitoring with a proprietary behavior change program

●	To date, over 100,000 patients in over 50 countries across six continents have been treated with the Allurion Program, experiencing weight loss, on average, of 30 pounds per patient

●	The proposed transaction includes a fully committed Private Investment in Public Equity (“PIPE”) led by RTW Investments and a non-dilutive, synthetic royalty financing from RTW Investments that will close concurrently with the business combination

●	Proposed transaction also includes additional equity investments from Former Medtronic CEO and Chairman Omar Ishrak, Former GE CEO Jeff Immelt, Leavitt Equity Partners, Naghi Group Vice Chairman Mr. Yasser Naghi, and existing Allurion investors including Novalis LifeSciences and Segulah Medical Acceleration, and Medtronic signed a non-redemption agreement with respect to a portion of its previous investment

●	Proposed transaction also includes a senior secured term loan from an affiliate of Fortress Investment Group to refinance existing Allurion debt and further extend runway, and is further supported by a $100 million Chardan Equity Facility

●	Omar Ishrak, Chairman of Compute Health and former Chairman of Intel, to join the Board of Directors as Co-Chairman and Lead Independent Director

●	Business combination and royalty financing are expected to fund the combined company to profitability based on current plans and estimates

NATICK, Mass. – February 9, 2023 – Allurion Technologies, Inc. (“Allurion”), a company dedicated to ending obesity, and Compute Health Acquisition Corp, a special purpose acquisition company (“Compute Health”) (NYSE: CPUH), today announced that they have entered into a definitive business combination agreement that will result in Allurion becoming a publicly listed company. Upon closing, the combined company (the “Company”) will be named Allurion Technologies, Inc. and its common stock (the “Common Stock”) is expected to be traded on the New York Stock Exchange under the symbol “ALUR”.

“This transaction is an important milestone for the Company. Allurion is just beginning its mission to end obesity around the world. With over 100,000 patients treated and counting, we have our sights set on touching the lives of the two billion people globally who are overweight,” said Dr. Shantanu Gaur, Allurion Co-Founder and CEO. “By combining our revolutionary Allurion Balloon with a digital platform and behavior change program, we have created the world’s first and only full-stack weight loss platform. We look forward to investing this capital to fulfill our mission.”

There are two billion adults around the world who are overweight and 650 million adults with obesity. Among children and adolescents, obesity has increased tenfold during the past four decades. Importantly, most weight loss options are not delivering on expectations: 76% of patients are not fully satisfied by diet plans and 65% of patients fear complications related to more invasive techniques. While weight loss drugs have shown to be effective, they often need to be used for life at significant costs and can result in undesirable side effects. Both patients and providers are in need of clinically proven weight loss solutions that can scale globally and address these shortcomings.

Allurion is tackling this unmet need by offering the world’s first full-stack weight loss platform. At the core of this platform is The Allurion Program, which combines the world’s first and only swallowable, procedure-less intragastric balloon for weight loss (the “Allurion Balloon”), a proprietary behavior change program, and the Virtual Care Suite (“VCS”), an artificial intelligence (“AI”)-powered digital therapeutic and remote patient monitoring solution.

The Allurion Balloon is designed to address various shortcomings of legacy gastric balloons. It is swallowed as a capsule and filled under the guidance of a health care provider without surgery, endoscopy, or anesthesia. The placement takes approximately 15 minutes during an outpatient visit. Approximately four months later, a patented ReleaseValve™ opens allowing the balloon to empty and pass out of the body naturally. The patient does not need to return to the doctor to have the balloon removed. The Allurion Balloon has demonstrated a favorable safety profile with minimal serious adverse events.

Through the Allurion VCS, providers can securely message their patients, conduct virtual telehealth visits, and monitor patient performance remotely with AI-powered analytics that integrate data from the Allurion App, Connected Scale, and Health Tracker. Through the Allurion App, patients can access Allurion’s proprietary behavior change program—a library of over 150 weight loss actions related to diet, nutrition, mental health, sleep, and goal setting—in over 15 languages.

Allurion’s revenue growth has been fueled by increasing utilization of The Allurion Program by existing providers and rapid geographical expansion. Allurion’s revenues in 2020, 2021, and 2022 were $20 million, $38 million, and $64 million, respectively. In 2022, the Company continued its worldwide expansion with the launch of the Allurion Program in Canada, Mexico, India, Australia, and Brazil. In the U.S., Allurion has launched the AUDACITY trial, an open-label, pivotal study to evaluate the safety and efficacy of the Allurion Balloon plus Moderate Intensity Lifestyle Modification Therapy Program (or “MILMTP”) versus MILMTP alone in U.S. patients.

“With our deep experience at the intersection of healthcare, technology, and data, we see Allurion as a breakthrough platform addressing and solving one of the largest unmet medical needs in the world,” said Omar Ishrak, Compute Health Chairman. “Allurion’s unique technologies together with its track record of consistent and exceptional growth truly differentiate it from other competitive attempts at weight loss. The company is uniquely positioned for long-term success in a massive addressable market.”

The proposed transaction includes a fully committed PIPE led by RTW Investments and a non-dilutive, synthetic royalty financing from RTW Investments that will close concurrently with the business combination.

“RTW is proud to support Allurion’s mission to end obesity as a lead equity investor in the PIPE, as well as provide complementary non-dilutive royalty financing that accelerates Allurion’s commercialization strategy,” said Roderick Wong, MD, Managing Partner and Chief Investment Officer of RTW Investments, LP. “We believe the Company is well-positioned to compete in the weight-loss market and provide a much-needed tool for healthcare providers and their patients.”

Dr. Shantanu Gaur, Co-Founder and CEO, founded Allurion in 2009 while at Harvard Medical School. Since receiving the CE-mark for the Allurion Balloon in 2015, Allurion has built its brand by studying its weight loss program in large, diverse populations. In a study of 1,770 patients from 19 centers in nine countries, Allurion Program patients lost 14% of total body weight or 30 pounds on average after just four months. In a separate study of 522 Allurion Program patients who were monitored following balloon passage, 95% of the weight lost by such patients at four months was maintained at the one-year mark. Finally, in a study of 226 patients with type 2 diabetes or pre-diabetes treated with the Allurion Program, those with type 2 diabetes reduced their hemoglobin A1c (“HbA1c”) on average by 1.5 points and those with prediabetes reduced their HbA1c by 1.1 points, putting both diseases into remission.

The Company will continue to be led by Dr. Shantanu Gaur, Allurion’s Co-Founder and CEO, after the business combination. The expanded Board of Directors is expected to be co-chaired by longtime Allurion investor Krishna Gupta of REMUS Capital and Omar Ishrak and include Nick Lewin, Chairman of Establishment Labs (NASDAQ: ESTA).

“We were the first institutional partner of Allurion more than a decade ago, and our conviction in the market opportunity, company, management, and revolutionary technology has only grown,” said Krishna Gupta, CEO of REMUS Capital. “The global opportunity to reliably drive safe and effective weight loss taps both medical and aesthetic needs of consumers and has unlimited potential. This transaction will accelerate Allurion’s path to becoming a global market leader in the weight loss space leveraging its digital DNA and cutting-edge science.”

The proposed transaction also includes a senior secured term loan from an affiliate of Fortress Investment Group to refinance existing Allurion debt and further extend runway, and is further supported by a $100 million Chardan Equity Facility (the “ChEF”). Under the terms of the ChEF, after the proposed business combination has closed, Chardan Capital Markets LLC (“Chardan”) has committed to purchase up to an aggregate of $100 million of Allurion common stock from time to time at the request of Allurion. This facility will provide Allurion with the ability to raise additional capital opportunistically in the future.

“Allurion has developed a unique technology and differentiated portfolio of intellectual property,” said Christopher LiPuma, Director at Fortress. “In particular, the Company’s strong IP position in the weight loss space stands out as a key asset that we believe will provide the foundation for future growth and potential partnerships.”

Key Transaction Terms

Upon the closing of the proposed transaction, it is expected that the Company will issue, and assume warrants and other equity incentive arrangements representing or underlying, in the aggregate, 37,812,000 shares of the Company to Allurion equityholders, with the consideration payable to Allurion equityholders based on an assumed $500 million pro forma enterprise value of the combined Company. The proposed transaction also includes a minimum cash condition of $70 million (net of certain expenses) and is expected to provide a minimum of $87 million of gross cash proceeds.

In connection with the proposed transaction, holders of Compute Health Class A common stock will have the right to redeem their Compute Health Class A shares. If holders of Compute Health Class A common stock elect not to redeem their Compute Health Class A shares in connection with the proposed transaction, such holders will receive, at the closing of the proposed transaction, an additional 0.420455 shares of the Company for each non-redeemed share of Compute Health Class A common stock.

The proposed transaction has been approved by the boards of directors of each of Compute Health and Allurion. The proposed transaction will require the approval of the stockholders of each of Compute Health and Allurion and is subject to other customary closing conditions, including the receipt of certain regulatory approvals and a registration statement on Form S-4 (the “Registration Statement”) being declared effective by the Securities and Exchange Commission (the “SEC”). The proposed transaction is expected to close in the first half of 2023.

Advisors

Jefferies LLC (“Jefferies”) is acting as exclusive financial advisor and exclusive capital markets advisor to Allurion and Goodwin Procter LLP is acting as legal advisor to Allurion. Kirkland & Ellis LLP is acting as legal advisor to Jefferies. Credit Suisse Securities (USA) LLC (“Credit Suisse”) is acting as exclusive financial advisor, exclusive capital markets advisor and exclusive placement agent to Compute Health and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to Compute Health. Davis Polk & Wardwell LLP is acting as legal advisor to Credit Suisse.

Transaction Documents

Documents pertaining to the proposed transaction will be filed by Compute Health with the SEC in a Current Report on Form 8-K, which will be accessible at www.sec.gov.

About Allurion

Allurion is dedicated to ending obesity. The Allurion Program is a weight loss platform that combines the Allurion Gastric Balloon, the world’s first and only swallowable, procedure-less gastric balloon for weight loss, the Allurion Virtual Care Suite including the Allurion Mobile App for consumers, Allurion Insights for health care providers featuring the Iris AI Platform, and the Allurion Connected Scale and Health Tracker devices. The Allurion Virtual Care Suite is also available to providers separately from the Allurion Program to help customize, monitor and manage weight loss therapy for patients regardless of their treatment plan: gastric balloon, surgical, medical or nutritional.

For more information about Allurion and the Allurion Virtual Care Suite, please visit www.allurion.com.

Allurion is a trademark of Allurion Technologies, Inc. in the United States and countries around the world.

About Compute Health

Compute Health (NYSE: CPUH) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Compute Health is led by the management team of Omar Ishrak, Jean Nehmé and Joshua Fink. Compute Health’s strategy is to focus on healthcare businesses that are already leveraging or have the potential to leverage computational power, with an emphasis on companies in the medical device space, including imaging and robotics.

For more information about Compute Health please visit www.compute-health.com.

Important Information About the Proposed Transaction and Where to Find It

This press release relates to a proposed business combination between Allurion, Compute Health and Allurion Technologies Holdings, Inc., a wholly-owned subsidiary of Allurion which will be the publicly-listed Company following the consummation of the proposed transaction (“Pubco”). Pubco intends to file the Registration Statement with the SEC, which will include a document that serves as a proxy statement and prospectus of Compute Health and Pubco and a full description of the terms of the proposed transaction. The proxy statement/prospectus will be mailed to Compute Health’s stockholders as of a record date to be established for voting at the Compute Health stockholders’ meeting relating to the proposed transaction. Compute Health and Pubco may also file other documents regarding the proposed transaction with the SEC. This press release does not contain all of the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Compute Health’s stockholders and other interested persons are advised to read, when available, the Registration Statement and proxy statement/prospectus and any amendments thereto and all other relevant documents filed or that will be filed in connection with the proposed transaction, as these materials will contain important information about Allurion, Compute Health and the proposed transaction. The Registration Statement and the proxy statement/prospectus and other documents that are filed with the SEC, once available, may be obtained without charge at the SEC’s website at www.sec.gov, or by directing a written request to Compute Health, 1100 N Market Street 4th Floor, Wilmington, DE 19890.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Compute Health, Allurion, Pubco, certain stockholders of Compute Health, and certain of Compute Health’s, Allurion’s and Pubco’s respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of Compute Health with respect to the proposed transaction. A list of the names of such persons and information regarding their interests in the proposed transaction will be contained in the Registration Statement and proxy statement/prospectus, when available. Stockholders, potential investors and other interested persons should read the Registration Statement and proxy statement/prospectus carefully when they become available and before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above, when available.

Forward-looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to Compute Health, Allurion and the proposed transaction between them, the benefits of the proposed transaction, the amount of cash the proposed transaction will provide the Company, the anticipated timing of the proposed transaction, the services and markets of Allurion, the expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements. They reflect the current beliefs and assumptions of Compute Health’s management and Allurion’s management and are based on the information currently available to Compute Health’s management and Allurion’s management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Compute Health’s securities; (ii) the risk that the proposed transaction may not be completed by Compute Health’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Compute Health; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, but not limited to, the approval of the business combination agreement by the stockholders of Compute Health and the stockholders of Allurion, the satisfaction of the minimum cash amount and the receipt of certain governmental and regulatory approvals; (iv) changes to the proposed structure of the proposed transaction that may be required, or considered appropriate, as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the ability to complete the PIPE investment, the senior secured term loan, the ChEF and the RTW Investments synthetic royalty financing in connection with the proposed transaction; (vii) the Company’s ability to acquire sufficient sources of funding if and when needed; (viii) the effect of the announcement or pendency of the proposed transaction on Allurion’s business relationships, operating results and business generally; (ix) risks that the proposed transaction disrupts current plans and operations of Allurion; (x) the ability of the Company to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xi) significant risks, assumptions, estimates and uncertainties related to the projected financial information with respect to Allurion; (xii) the outcome of any legal proceedings that may be instituted against Allurion, Pubco or Compute Health following the announcement of the business combination agreement or the proposed transaction; (xiii) the Company’s ability to commercialize current and future products and services and create sufficient demand among health care providers and patients; (xiv) the Company’s ability to successfully complete current and future preclinical studies and clinical trials of the Allurion Balloon and any other future product candidates; (xv) the Company’s ability to obtain market acceptance of the Allurion Balloon as safe and effective; (xvi) the Company’s ability to cost-effectively sell existing and future products through existing distribution arrangements with distributors and/or successfully adopt a direct sales force as part of a hybrid sales model that includes both distributors and a direct sales effort; (xvii) the Company’s ability to obtain regulatory approval or clearance in the U.S. and certain non-U.S. jurisdictions for current and future products and maintain previously obtained approvals and/or clearances in those jurisdictions where Allurion’s products and services are currently offered; (xviii) the Company’s ability to accurately forecast customer demand and manufacture sufficient quantities of product that patients and health care providers request; (xix) the Company’s ability to successfully compete in the highly competitive and rapidly changing regulated industries in which Allurion operates, and effectively address changes in such industries, including changes in competitors’ products and services and changes in the laws and regulations that affect the Company; (xx) the Company’s ability to successfully manage future growth and any future international expansion of Allurion’s business and navigate the risks associated with doing business internationally; (xxi) the Company’s ability to obtain and maintain intellectual property protection for its products and technologies and acquire or license intellectual property from third parties; (xxii) the ability of the Company to retain key executives; (xxiii) the ability to obtain and maintain the listing of the Company’s securities on a national securities exchange; (xxiv) the Company’s ability to properly train physicians in the use of the Allurion Gastric Balloon and other services it offers in its practices; (xxv) the risk of downturns in the market and Allurion’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xxvi) fees, costs and expenses related to the proposed transaction; (xxvii) the risk that the collaboration agreement with Medtronic will not be signed and that the parties will not achieve the expected benefits, incremental revenue and opportunities from such arrangement; (xxviii) the failure to realize anticipated benefits of the proposed transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated redemptions by Compute Health’s public stockholders; and (xxix) sanctions against Russia, reductions in consumer confidence, heightened inflation, production disruptions in Europe, cyber disruptions or attacks, higher natural gas costs, higher manufacturing costs and higher supply chain costs. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Compute Health’s Form S-1 (File No. 333-252245) and Annual Report on Form 10-K for the year ended December 31, 2021 and the proxy statement/prospectus, when available, and other documents filed by Compute Health and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and none of Allurion, Pubco or Compute Health assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. None of Compute Health, Allurion or Pubco gives any assurance that Compute Health or Allurion, or the Company, will achieve its expectations.

Non-solicitation

This press release and the information contained herein is not a proxy statement/prospectus or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Compute Health, Allurion, Pubco or the Company, or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Media

Sean Leous

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Investor

Mike Cavanaugh

Mike.Cavanaugh@westwicke.com